LEGG MASON PARTNERS INSTITUTIONAL TRUST

Supplement Dated November 1, 2007

To the Prospectus of SMASh Series MEC Fund

dated April 16, 2007 (as amended as of June 7, 2007)

The following relates to SMASh Series MEC Fund:

Shares of SMASh Series MEC Fund are offered for purchase as of November 1, 2007.

In the table entitled Annual Fund Operating Expenses, “Other Expenses” and “Total Annual Fund Operating Expenses” for SMASh Series MEC Fund are 0.41% and 0.41%, respectively, and footnote 4 is replaced in its entirety as follows: “The Fund’s manager has entered into an expense reimbursement agreement with the Fund that expires on December 22, 2007 pursuant to which the Fund’s manager has agreed to reimburse 100% of the Fund’s ordinary expenses. The expense reimbursement agreement does not cover brokerage, taxes and extraordinary expenses.”

In the table entitled Number of Years You Own Your Shares, costs of investing in SMASh Series MEC Fund for 1 Year and 5 Years are $42 and $132, respectively.

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